UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) June 24, 2019

Culp, Inc.
(Exact Name of Registrant as Specified in its Charter)

North Carolina	1-12597	56-1001967
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1823 Eastchester Drive High Point, North Carolina 27265
(Address of Principal Executive Offices) (Zip Code)

(336) 889-5161
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former name or address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common stock, par value $0.05 per share	CULP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.          Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 24, 2019, Perry E. Davis was elected to the board of directors (the “Board”) of Culp, Inc. (the “Company”).  Mr. Davis was appointed by the current members of the Board to fill a vacancy created by the expansion of the size of the Board from five to six members in accordance with the Company’s bylaws.  Mr. Davis’s term on the Board will commence on July 1, 2019, and will expire at the next annual meeting of shareholders on September 26, 2019, or when his successor has been elected and qualified.  In connection with his election to the Board, Mr. Davis has been appointed to the Board’s Audit Committee, Compensation Committee, and Corporate Governance and Nominating Committee.

Since January 1, 2017, Mr. Davis has served as Executive Vice President, President – Residential and Industrial Product Segments for Leggett & Platt, Incorporated, a diversified manufacturer that designs and produces engineered products found in most homes and automobiles.  Mr. Davis has served in various roles for Leggett & Platt, Incorporated since 1981.  He holds a degree in marketing and management from Missouri Southern State University.  A press release issued by the Company on June 26, 2019 to disclose the election of Mr. Davis is included in this filing as Exhibit 99.1.  The contents of Exhibit 99.1 are furnished for information only, and are not deemed “filed” for purposes of the Securities Exchange Act of 1934.

Mr. Davis will receive compensation as a non-employee director in accordance with the Company’s non-employee director compensation program described in the Company’s 10-Q filed with the U.S. Securities and Exchange Commission on March 8, 2019.  There is no arrangement or understanding between Mr. Davis and any other person relating to her election to the Board.  Mr. Davis does not have any relationship and has not entered into any transaction that would be reportable under Item 404(a) of Regulation S-K of the Securities and Exchange Commission.

Item 9.01.          Financial Statements and Exhibits.

(d)            Exhibits

                 Exhibit 99.1 – Press Release dated June 26, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CULP, INC.
(Registrant)

By:	/s/Ashley Durbin
VP, General Counsel and Corporate Secretary

Dated:  June 26, 2019

EXHIBIT INDEX

Exhibit Number	Exhibit

99.1	Press Release dated June 26, 2019

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